                               EXHIBIT 10.09(a)

              FORM OF ADVISORY AND CONSULTING AGREEMENT AMENDMENT


     This ADVISORY AND CONSULTING AGREEMENT AMENDMENT dated as of January 1, 1997 by and among the funds listed on Schedule I hereto (THE "FUNDS"), ________________ (THE "ADVISOR"), MERRILL LYNCH INVESTMENT PARTNERS INC. ("MLIP") and MERRILL LYNCH FUTURES INC. ("MLF")


                              W I T N E S S E T H

     WHEREAS, the Advisor is acting as a commodity trading advisor for the Funds pursuant to the Advisory Agreements, and in certain cases the Consulting Agreements, among the parties hereto (as the case may be) set forth on Schedule II hereto (collectively. the "Advisory Agreements");

     WHEREAS, the parties hereto have agreed to reduce the Consulting Fees paid by MLF, the commodity broker of the Fund, to the Advisor;

     WHEREAS, the parties hereto have agreed to adjust the Profit Share paid by the Fund to the Advisor, including, without limitation, by providing that the Profit Share shall be calculated on an annual rather than a quarterly basis; and

     WHEREAS, this Agreement shall be deemed to renew each of the Advisory Agreements (on the terms set forth herein and therein) until December 31, 1997.

     NOW THEREFORE, the parties hereto agree as follows:

     1.  REDUCTION OF CONSULTING FEE
         ---------------------------

     Beginning January 1, 1997, the Consulting Fee paid by MLF to the Advisor will be reduced to ___% per annum (0.___% of the month-end assets each month).

     2.  ADJUSTMENT OF PROFIT SHARE
         --------------------------

     From and after January 1, 1997, the Profit Share payable by the Funds to the Advisor will be calculated at the rate of ___% of any New Trading Profit in excess of the highest level of cumulative Trading Profit (the "high water mark") achieved by the Advisor for each of the Funds, respectively, as of any previous calendar quarter-end (including December 31, 1996); or $0 if the Advisor has traded unprofitably for a Fund. Trading Profit shall be calculated pursuant to Schedule C to the Advisory Agreements, after reduction for combined Brokerage and Administrative Fees of ___% of average month-end assets per annum (0.__% of the month-end assets each month). Further more, beginning January 1, 1997, Profit Shares shall be calculated not as of the end of each calendar quarter, but rather as of the end of each calendar year and the "high water mark" for purposes of determining whether Trading Profit recognized after January 1, 1997 constitutes New Trading Profit will equal the highest level of cumulative Trading Profit as of any calendar year-end (at such point, if any, that cumulative Trading Profit as of a calendar year-end exceeds the "high water mark" in effect with respect to each Fund as of the effective date of this Agreement).

     3.  TERM
         ----

         The current term of the Advisory Agreements will expire December 31, 1997, at which time each such Advisory Agreement will be automatically renewed, unless (i) MLIP or one or more of the Funds gives 30 days' notice to the Advisor of the termination of such Advisory Agreement, or (ii) from and after the end of the period during which such Advisory Agreement may be renewed at the option of either MLIP or the affected Fund (treating the term ending December 31, 1997 as the current twelve month term of each such Advisory Agreement) the Advisor gives 30 days' termination notice.

         Any renewal rights exercisable by one or more Funds or MLIP under the Advisory Agreements shall remain in full force and effect as if December 31, 1997 were the end of the current twelve-month term of each such Advisory Agreement.

     4.  ENTIRE AGREEMENT
         ----------------

         This Agreement, together with the Advisory Agreements, constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless it shall be in writing and signed by the part against whom enforcement is sought.

     IN WITNESS WHEREOF, the undersigned have hereto duly set forth their hand as of the 1st day of January 1997.

                                       THE FUNDS LISTED ON SCHEDULE I
                                       WHICH ARE U.S. LIMITED PARTNERSHIPS

                                       By:  MERRILL LYNCH INVESTMENT
                                              PARTNERS INC.
                                             General Partner

                                       By:  ______________________________
                                            Name:
                                            Title:

                                       THE FUNDS LISTED ON SCHEDULE I,
                                       OTHER THAN ML PRINCIPAL PROTECTION
                                       PLUS LTD., WHICH ARE CAYMAN ISLANDS
                                       INVESTMENT COMPANIES


                                       By:  ______________________________
                                            Name:
                                            Title:


                                       ML PRINCIPAL PROTECTION PLUS LTD.


                                       By:  ______________________________
                                            Name:
                                            Title:


                                       MERRILL LYNCH FUTURES INC.

                                       By:  ______________________________
                                            Name:
                                            Title:

THE ADVISOR                            MERRILL LYNCH INVESTMENT PARTNERS,
                                       INC.

By:  ___________________________       By:  ________________________________
     Name:                                  Name:
     Title:                                 Title:

                                  SCHEDULE I

                                   THE FUNDS

           U.S. Funds                                Cayman Islands Funds
           ----------                                --------------------

1.                                              1.
   ---------------------------                     ---------------------------

2.                                              2.
   ---------------------------                     ---------------------------

3.                                              3.
   ---------------------------                     ---------------------------

4.                                              4.
   ---------------------------                     ---------------------------

                                  SCHEDULE II

                              ADVISORY AGREEMENTS


Advisory Agreements with the U.S. Funds dated:

               U.S. Fund No.
              (See Schedule I)
              ----------------

              1.  ________________

              2.  ________________

              3.  ________________

              4.  ________________

Advisory Agreements with the Cayman Islands Funds dated:

                 Cayman Islands
                    Fund No.
                (See Schedule I)
                ----------------

             1.  ________________

             2.  ________________

             3.  ________________

             4.  ________________